                                                         File No. 333-64349
                                                         File No. 811-9019

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]
Pre-Effective Amendment No.___                                        [   ]

Post-Effective Amendment No. __9__                                    [ X ]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]

Amendment No. __9__                                                   [ X ]


                          DOW TARGET VARIABLE FUND LLC
                           (Exact Name of Registrant)

                                One Financial Way
                             Montgomery, Ohio 45242
                     (Address of Principal Executive Office)
                                 (513) 794-6316
                         (Registrant's Telephone Number)

                           Marc L. Collins, Secretary
                          Dow Target Variable Fund LLC
                                  P.O. Box 237
                             Cincinnati, Ohio 45201
                     (Name and Address of Agent for Service)

                                   Notice to:
                               John Blouch, Esq.
                              Dykema Gossett PLLC
                                 Suite 300 West
                               1300 I Street, NW
                              Washington, DC 20005

Approximate Date of Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

____ immediately upon filing pursuant to paragraph (b)

_X__ on April 29, 2005 pursuant to paragraph (b)


____ 60 days after filing pursuant to paragraph (a)(1)

____ on (date) pursuant to paragraph (a)(1)


____ 75 days after filing pursuant to paragraph (a)(2)
____ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Membership interests in Dow Target
                                       Variable Fund LLC

                                   PROSPECTUS
                                  MAY 1, 2005
                      THE DOW(SM) TARGET VARIABLE FUND LLC
                               One Financial Way
                             Montgomery, Ohio 45242
                                 (800) 366-6654

     The Dow Target Variable Fund LLC (the "Fund") is an open-end investment company. Its "Dow Target 10" portfolios are 4 non-diversified portfolios of the common stocks of the ten companies in the Dow Jones Industrial Average(SM) (the "Dow") having the highest dividend yields as of the close of business on or about the second to last business day prior to the beginning of each portfolio's annual term. This is often called "the Dow 10" strategy. These ten companies are popularly known as the "Dogs of the Dow." Its "Dow Target 5" portfolios are 4 non-diversified portfolios of the common stocks of the five Dow 10 companies having the lowest per-share stock prices as of the close of business on or about the second to last business day prior to the beginning of each of those portfolios' annual term.

     The Fund's objective is to provide above-average total return through both capital appreciation and dividend income. The Fund may or may not achieve that objective. The stocks held in each portfolio of the Fund are not expected to reflect the entire Dow index. The prices of Fund interests are not intended to track movements of the Dow. The Dow consists of thirty stocks selected by Dow Jones & Company, Inc. (publishers of The Wall Street Journal) as representing American industry and the broader domestic stock market.

     The Fund is a limited liability company created under Ohio law. Its interests are owned entirely by variable annuity separate accounts of The Ohio National Life Insurance Company ("ONLI"). Fund interests are not offered directly to the public. Fund interests are purchased by ONLI's separate accounts as an investment option for their variable annuity contracts.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Form 8520D-5

                               TABLE OF CONTENTS


Investment Strategy...................      3
Risks Resulting from Dow Strategy.....      3
Returns...............................      4
  Dow Target 10 -- First Quarter
     Portfolio........................      5
  Dow Target 10 -- Second Quarter
     Portfolio........................      5
  Dow Target 10 -- Third Quarter
     Portfolio........................      6
  Dow Target 10 -- Fourth Quarter
     Portfolio........................      6
  Dow Target 5 -- First Quarter
     Portfolio........................      7
  Dow Target 5 -- Second Quarter
     Portfolio........................      7
  Dow Target 5 -- Third Quarter
     Portfolio........................      8
  Dow Target 5 -- Fourth Quarter
     Portfolio........................      8
Fund Fees and Expenses................      9
Portfolio Holdings....................     10
Fund Organization and Management......     10
  Fund Organization...................     10
  Fund Management.....................     10
The Dow Jones Industrial
  Average(SM).........................     11
Performance Data......................     12
Purchase and Redemption of Fund
  Interests...........................     12
  Frequent Purchases and Redemption of
     Fund Interests...................     12
Fund Dividends and Distributions......     14
Taxes.................................     14
Financial Highlights of Dow Target
  Variable Fund LLC...................     14
Financial Highlights..................     15
Additional Information................     19


Form 8520D-5

                              INVESTMENT STRATEGY

     The Fund has 8 non-diversified portfolios. Each one is named after a different quarter (Dow Target 10 First Quarter portfolio, Dow Target 5 First Quarter portfolio, Dow Target 10 Second Quarter portfolio, Dow Target 5 Second Quarter portfolio, etc.). On or about the first business day of each calendar quarter, each portfolio named for that quarter invests substantially all its assets in the 10 Dogs of the Dow stocks, or the 5 lowest priced Dogs of the Dow stocks, as the case may be, as determined at the close of the second to last business day of the preceding quarter. Fund management then sets the proportionate relationships among the 10 or 5 stocks in that portfolio for the next 12 months. For example, the stocks held in a First Quarter portfolio are maintained in their same relative proportions until the end of December. Those in a Second Quarter portfolio are held until the end of the next March and so on. At the end of a portfolio's twelfth month, the portfolio is re-balanced with a new mix of 10 or 5 stocks.

     All purchases of Fund interests by ONLI's variable annuity separate accounts during any quarter are invested in that quarter's portfolios. After that quarter ends, further purchases of that quarter's portfolio interests are not permitted until the corresponding quarter in later years. Any additional Fund purchases after the first business day of a portfolio's quarter will duplicate, as nearly as is practicable, the original proportionate relationships among its 10 or 5 stocks. Since the prices of each of the stocks change nearly every day, the ratio of the price of each stock to the total price of the entire group of 10 or 5 will also change daily. However, the proportion of stocks represented in a portfolio will not change materially.

     The investments of portfolio securities are, to the extent practicable, purchased in substantially equal dollar amounts for each of the 10 or 5 companies. It is generally not possible for management to purchase round lots (usually 100 shares) of those stocks in amounts that will precisely duplicate the prescribed mix. Also, it usually is impossible for a portfolio to be 100% invested in the prescribed mix of those stocks at any time. To the extent a portfolio is not fully invested, the interests of variable annuity owners may be diluted and total return may not directly track the investment results of the 10 or 5 stocks. To minimize this effect, Fund management will try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by a portfolio are amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the 10 or 5 stocks.

                       RISKS RESULTING FROM DOW STRATEGY

     Investing in the ten Dogs of the Dow stocks, or the five lowest priced of those ten stocks, amounts to a moderately contrarian strategy. While these stocks represent large established companies recognized as industry leaders, they are currently out of favor relative to the other Dow stocks. Therefore, these stocks may continue to underperform their peers. While the relatively high dividends paid by these companies may account for a substantial portion of a portfolio's total return, there is no guarantee that the companies will meet their expected dividend distributions throughout the 12-month term of a portfolio, nor can there be any assurance that the stocks will appreciate in price during the 12-month term. The loss of money is a risk of investing in the Fund.

     The Dow 10 and 5 strategies select the stocks by formula without considering why some companies might currently be out of favor with investors. Thus, a company experiencing financial difficulties or business reverses will represent approximately 10% of a Dow Target 10 portfolio or approximately 20% of a Dow Target 5 portfolio if, as of the beginning of the portfolio's 12-month term, it is among the ten or five Dow stocks conforming to the portfolio's selection formula. In addition to factors affecting the prices for each of the individual stocks, all of those stocks are subject to general market and economic trends that might negatively impact a portfolio's total return. The mix of stocks will not be changed during a 12-month term in order to take advantage of changing market conditions. Therefore, the risk of one stock severely impacting the Fund's performance is greater.

     Being limited to ten or five stocks each, the portfolios are not diversified. This can expose each portfolio to potentially greater market fluctuations than might be experienced by a diversified fund. Variable annuity owners, in light of their own financial situations and goals, should consider other additional funding options in order to diversify the allocations of their contract assets.

Form 8520D-5

     The Fund's interests are owned entirely by ONLI's variable annuity separate accounts. In order for a variable annuity to be treated as an annuity, the Internal Revenue Code requires, in effect, that each portfolio be diversified as follows at the end of each calendar quarter:

     - no more than 55% of the value of a portfolio's total assets may be represented by any one investment,

     - no more than 70% of the value of portfolio's total assets may be represented by any two investments,

     - no more than 80% of the value of a portfolio's total assets may be represented by any three investments, and

     - no more than 90% of the value of a portfolio's total assets may be represented by any four investments.

     It is a risk, particularly for the Dow Target 5 portfolios, that changes in the market prices of a portfolio's securities during the course of a year could cause the portfolio to fail this test at the end of a quarter. We intend to manage the Fund's portfolios so as to maintain the tax-advantaged status of the variable annuities. If we determine that a portfolio might fail this diversification test, we will purchase or sell securities for that portfolio in order to prevent that failure. In so doing, we will seek to minimize any deviations from the portfolio's standard strategy. If the portfolios fail to pass the diversification test, the contract's status of tax-deferred annuities could be in jeopardy.

                                    RETURNS

     The following bar charts and tables indicate the risks of investing in the Dow Target portfolios. They show changes in the portfolios' performance for the complete calendar year since the portfolios' inception and the portfolios' average annual returns for the year compared to those of the Dow. The portfolios' past performance does not necessarily indicate how they will perform in the future. Variable contract charges are not reflected in the charts or tables. If they were, the returns would be less than those shown.


     As of April 30, 2003, the portfolios were merged with and into the current quarterly portfolios from previous monthly portfolios. The fund performance history reflects the performance of the first month of each quarterly portfolio before the mergers. The following returns are actually the returns of the pre-existing monthly portfolios representing the now existing quarterly portfolios.


Form 8520D-5

DOW TARGET 10 -- FIRST QUARTER PORTFOLIO
[bar chart]

99                                                                                2.88
00                                                                                1.79
01                                                                               -3.52
02                                                                              -10.75
03                                                                               25.24
04                                                                                3.21

     During the period shown in the bar chart, the portfolio's highest return for a quarter was 20.63%. That was for the quarter ended on June 30, 2003. The lowest return for a quarter was -21.87%. That was the quarter ended on September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                             ONE YEAR    FIVE YEARS      (1/4/1999)
----------------------------                        --------    ----------    ---------------
Dow Target 10 -- First Quarter Portfolio..........    3.21%          2.53%              2.62%
Dow Jones Industrial Average......................    5.31%          0.62%              4.60%

DOW TARGET 10 -- SECOND QUARTER PORTFOLIO
[bar chart]

00                                                                                2.54
01                                                                               -2.10
02                                                                               -6.61
03                                                                               28.36
04                                                                                1.93

     During the period shown in the bar chart, the portfolio's highest return for a quarter was 18.98%. That was for the quarter ended on December 31, 2000. The lowest return for a quarter was -20.48%. That was the quarter ended on September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                             ONE YEAR    FIVE YEARS      (4/1/1999)
----------------------------                        --------    ----------    ---------------
Dow Target 10 -- Second Quarter Portfolio.........    1.93%          4.17%              4.11%
Dow Jones Industrial Average......................    5.31%          0.62%              3.65%

Form 8520D-5

DOW TARGET 10 -- THIRD QUARTER PORTFOLIO
[bar chart]

00                                                                                4.34
01                                                                               -3.38
02                                                                               -8.52
03                                                                               24.46
04                                                                                3.34

     During the period shown in the bar chart, the portfolio's highest return for a quarter was 16.56%. That was for the quarter ended on June 30, 2003. The lowest return for a quarter was -20.96%. That was the quarter ended on September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                             ONE YEAR    FIVE YEARS      (7/1/1999)
----------------------------                        --------    ----------    ---------------
Dow Target 10 -- Third Quarter Portfolio..........    3.34%          3.47%              1.01%
Dow Jones Industrial Average......................    5.31%          0.62%              1.62%

DOW TARGET 10 -- FOURTH QUARTER PORTFOLIO
[bar chart]

00                                                                                9.12
01                                                                               -1.59
02                                                                               -5.68
03                                                                               23.81
04                                                                                1.14

     During the period shown in the bar chart, the portfolio's highest return for a quarter was 20.51%. That was for the quarter ended on June 30, 2003. The lowest return for a quarter was -22.97%. That was the quarter ended on September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                             ONE YEAR    FIVE YEARS      (10/1/1999)
----------------------------                        --------    ----------    ---------------
Dow Target 10 -- Fourth Quarter Portfolio.........    1.14%          4.87%              3.13%
Dow Jones Industrial Average......................    5.31%          0.62%              2.77%

Form 8520D-5

DOW TARGET 5 -- FIRST QUARTER PORTFOLIO
[bar chart]

00                                                                               13.17
01                                                                               -3.30
02                                                                              -12.60
03                                                                               19.55
04                                                                               10.69

     During the period shown in the bar chart, the portfolio's highest return for a quarter was 28.87%. That was for the quarter ended on December 31, 2000. The lowest return for a quarter was -25.23%. That was the quarter ended on September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS                                              SINCE INCEPTION
AS OF DECEMBER 31, 2004                                       ONE YEAR      (1/3/2000)
----------------------------                                  --------    ---------------
Dow Target 5 -- First Quarter Portfolio.....................   10.69%               4.83%
Dow Jones Industrial Average................................    5.31%               0.62%

DOW TARGET 5 -- SECOND QUARTER PORTFOLIO
[bar chart]

01                                                                              -10.64
02                                                                               -9.53
03                                                                               23.25
04                                                                               10.96

     During the period shown in the bar chart, the portfolio's highest return for a quarter was 22.84%. That was for the quarter ended on December 31, 2002. The lowest return for a quarter was -24.68%. That was the quarter ended on September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS                                              SINCE INCEPTION
AS OF DECEMBER 31, 2004                                       ONE YEAR      (4/3/2000)
----------------------------                                  --------    ---------------
Dow Target 5 -- Second Quarter Portfolio....................   10.96%               6.98%
Dow Jones Industrial Average................................    5.31%               1.73%

Form 8520D-5

DOW TARGET 5 -- THIRD QUARTER PORTFOLIO
[bar chart]

01                                                                               -5.30
02                                                                              -10.79
03                                                                               14.88
04                                                                                7.87

     During the period shown in the bar chart, the portfolio's highest return for a quarter was 19.45%. That was for the quarter ended on December 31, 2002. The lowest return for a quarter was -23.56%. That was the quarter ended on September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS                                              SINCE INCEPTION
AS OF DECEMBER 31, 2004                                       ONE YEAR      (7/3/2000)
----------------------------                                  --------    ---------------
Dow Target 5 -- Third Quarter Portfolio.....................    7.87%               4.86%
Dow Jones Industrial Average................................    5.31%               2.74%

DOW TARGET 5 -- FOURTH QUARTER PORTFOLIO
[bar chart]

00                                                                                9.07
01                                                                                3.20
02                                                                               -5.89
03                                                                               19.54
04                                                                                6.56

     During the period shown in the bar chart, the portfolio's highest return for a quarter was 25.29%. That was for the quarter ended on December 31, 2000. The lowest return for a quarter was -26.55%. That was the quarter ended on September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS                                                  SINCE INCEPTION
AS OF DECEMBER 31, 2004                             ONE YEAR    FIVE YEARS      (10/1/1999)
----------------------------                        --------    ----------    ---------------
Dow Target 5 -- Fourth Quarter Portfolio..........    6.56%          6.17%              2.71%
Dow Jones Industrial Average......................    5.31%          0.62%              2.77%

Form 8520D-5

                             FUND FEES AND EXPENSES

     THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

     SHAREHOLDER FEES (fees paid directly from your account): NOT APPLICABLE.

     The Fund has no sales charges, redemption fees, exchange fees or account fees. Those kinds of fees may be charged in connection with variable contracts issued by ONLI. Read your variable contract prospectus for a description of its fees and expenses.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                      TOTAL
                                                                MGT.      OTHER       FUND
PORTFOLIO                                                     EXPENSES   EXPENSES   EXPENSES*
---------                                                     --------   --------   ---------
Dow Target 10-1Q Portfolio..................................   0.60%      0.24%       0.84%
Dow Target 10-2Q Portfolio..................................   0.60%      0.32%       0.92%
Dow Target 10-3Q Portfolio..................................   0.60%      0.34%       0.94%
Dow Target 10-4Q Portfolio..................................   0.60%      0.32%       0.92%

Dow Target 5-1Q Portfolio...................................   0.60%      0.47%       1.07%
Dow Target 5-2Q Portfolio...................................   0.60%      0.46%       1.06%
Dow Target 5-3Q Portfolio...................................   0.60%      0.42%       1.02%
Dow Target 5-4Q Portfolio...................................   0.60%      0.44%       1.04%



* The Adviser is contractually obligated to reimburse portfolios for fund expenses, excluding management fees, in each quarter that exceed average net assets for the quarter times an annualized rate of 1%. This contract is renewed on an annual basis on the first day of May of each year for one-year periods. In 2004, those reimbursements reduced the total Fund expenses of the Dow Target 10-2Q Portfolio to 0.91%, the Dow Target 10-3Q Portfolio to 0.93%, and the Dow Target 5-2Q Portfolio to 1.05%.


  EXAMPLE

     THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING YOUR VARIABLE CONTRACT ASSETS IN THE FUND WITH THE COST OF INVESTING THEM IN OTHER MUTUAL FUNDS.

     THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. THE COSTS INDICATED BELOW DO NOT REFLECT THE ADDITIONAL EXPENSES OF VARIABLE CONTRACTS. THESE COSTS WOULD BE HIGHER IF VARIABLE CONTRACT CHARGES WERE ADDED. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THOSE ASSUMPTIONS, YOUR COSTS WOULD BE:


PORTFOLIO                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                                                     ------   -------   -------   --------
Dow Target 10-1Q Portfolio..................................   $ 86     $268      $466      $1,037
Dow Target 10-2Q Portfolio..................................   $ 94     $293      $509      $1,131
Dow Target 10-3Q Portfolio..................................   $ 96     $300      $520      $1,155
Dow Target 10-4Q Portfolio..................................   $ 94     $293      $509      $1,131

Dow Target 5-1Q Portfolio...................................   $109     $340      $590      $1,306
Dow Target 5-2Q Portfolio...................................   $108     $337      $585      $1,294
Dow Target 5-3Q Portfolio...................................   $104     $325      $563      $1,248
Dow Target 5-4Q Portfolio...................................   $106     $331      $574      $1,271


Form 8520D-5

                               PORTFOLIO HOLDINGS

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

                        FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION

     The Fund is organized as an Ohio limited liability company. Its Board of Managers is responsible for the Fund's overall management and direction. The Board elects the Fund's officers. The Board approves all significant agreements including those with the investment adviser, sub-adviser, custodian and fund accounting agent. Board members are elected by owners of Fund interests.

     Under Ohio law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in "membership interests". Each Fund interest represents an undivided interest in the stocks held in a Fund portfolio. The Fund is not offered directly to the public. The only direct owner of the Fund's interests is ONLI through its separate accounts. Those of ONLI's variable annuity owners who have contract values allocated to any of the Fund's portfolios have indirect beneficial rights in the Fund's interests.

     All Fund interests have equal voting rights. However, only interests of a particular portfolio are entitled to vote on matters affecting only that portfolio.

     Each issued and outstanding Fund interest is entitled to one vote and to participate equally in dividends and distributions declared by its corresponding portfolio, and in the net assets of the portfolio remaining upon liquidation or dissolution after outstanding liabilities are satisfied. The interests of each portfolio, when issued, are fully paid and not subject to the liabilities of the Managers, Custodian or Depositor. They have no pre-emptive, conversion, cumulative dividend or similar rights. They are freely transferable. Fund interests do not have cumulative voting rights. This means that owners of more than half of the Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

     ONLI votes Fund interests it holds in accordance with instructions it receives from the owners of variable annuity contracts issued in connection with each of its separate accounts. Any other Fund interests will be voted in proportion to the instructions received from all variable annuity owners.

FUND MANAGEMENT

     The Fund's investment adviser is Ohio National Investments, Inc. (the "Adviser"). The Adviser is an Ohio corporation. It is a wholly-owned subsidiary of ONLI and its address is the same as those of the Fund and ONLI. The Adviser and its predecessors have been managing investment companies since 1970. All of the Adviser's investment advisory personnel are also responsible for the management of ONLI's assets.

     For managing the Fund's assets, the Adviser receives a monthly management fee based on the Fund's total net assets. This fee is calculated daily and is at the annual rate of 0.60% of the average daily total net assets.

     In addition to the fee paid to the Adviser, the Fund incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.


     The Adviser contracts with First Trust Advisors L.P. ("First Trust") to serve as sub-adviser to the Fund. First Trust manages the Fund's assets under the Adviser's supervision. First Trust, an investment adviser to financial institutions, is located at 1001 Warrenville Road in Lisle, Illinois. First Trust has been managing Dow 10 and Dow 5 strategies in unit investment trusts and other investment companies since 1991. The Investment Committee of First Trust is responsible for the day-to-day management of the Fund's portfolios. The five current members of the Investment Committee are Robert W. Bedemeier, Robert
F. Carey, David G. McGarel, Jon C. Erickson and Roger F. Testin. Mr. Bedemeier has been with First Trust for 13 years and is a Managing Director of First Trust and First Trust Portfolios L.P. Mr. Carey has also been with First Trust for 13 years and is the Chief


Form 8520D-5

Investment Officer and Senior Vice President of First Trust and a Senior Vice President of First Trust Portfolios L.P. Mr. Erickson has been with First Trust for 11 years and is a Senior Vice President of First Trust and First Trust Portfolios L.P. Mr. McGarel has been with First Trust for 7 1/2 years and is a Senior Vice President with First Trust and a Senior Vice President of First Trust Portfolios L.P. Mr. Testin joined First Trust as a Senior Vice President in August 2001. He was an Analyst with Dolan Capital Management from 1998 to 2001. As Managing Director of First Trust, Mr. Bredemeier is Chairman of the Investment Committee and shall preside over Investment Committee meetings. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the funds' portfolios. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. The Fund's SAI provides information about the Investment Committee members' compensation, other accounts managed by them and their ownership of Fund shares.


     A discussion regarding the basis for the Board of Managers approving the subadvisory agreement will be made available in the Fund's Annual Report. The agreement is usually reviewed by the Board of Managers during its August meetings. Details of the approval are detailed in the Annual Report following the approval.

     First Trust has been granted a license by Dow Jones & Company, Inc. to use certain copyright, trademark and proprietary rights and trade secrets of Dow Jones. The Fund and ONLI have entered into agreements with First Trust giving the Fund and ONLI permission to use and refer to the Dow Jones marks and rights in connection with the Fund and ONLI's separate accounts.

     For the services and rights provided by First Trust, the Adviser pays First Trust a monthly sub-advisory fee based on the Fund's total net assets. This fee is calculated daily and is at the annual rate of 0.35% of the Fund's average daily net assets.

     The Fund's transfer agent and accounting agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin. The Fund's custodian is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio.

                      THE DOW JONES INDUSTRIAL AVERAGE(SM)

     The Dow was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, it expanded to 20 stocks in 1916 and to its present size of 30 stocks in 1928. The stocks are chosen by the editors of The Wall Street Journal as representative of the broad stock market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the Dow are made entirely by the editors of The Wall Street Journal without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. Most substitutions have been the result of mergers, but from time to time, changes may be made to achieve a better representation. The components of the Dow may be changed at any time, for any reason. Any changes in the components of the Dow made after the stock selection date will not cause a change in the identity of the ten or five stocks included in a portfolio. The following is a list of the companies which currently comprise the Dow.

3M Co.
American International Group, Inc.
Alcoa, Inc.
Altria Group Inc.
American Express Company
Boeing Company
Caterpillar Inc.
Citigroup, Inc.
Coca-Cola Company
International Business Machines Corporation
Johnson & Johnson
McDonald's Corporation
Merck & Company, Inc.
Microsoft Corporation

Form 8520D-5

Walt Disney Company
E.I. duPont de Nemours & Company
Exxon Mobil Corporation
General Electric Company
General Motors Corporation
Hewlett-Packard Co.
Home Depot, Inc.
Honeywell International, Inc.
Intel Corporation
J.P. Morgan Chase & Company, Inc.
Pfizer, Inc.
Procter & Gamble Company
SBC Communications Inc.
United Technologies Corporation
Verizon Communications
Wal-Mart Stores, Inc.

     The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Fund's unit owners or any member of the public regarding the advisability of purchasing the Fund. Dow Jones' only relationship to the Fund, ONLI, the Adviser or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of ONLI, the Adviser, First Trust or variable annuity owners into consideration in determining, composing or calculating the Dow. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Fund, including the pricing of Fund interests or the amount payable under variable contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund or any variable annuity contracts.


                                PERFORMANCE DATA


     From time to time, ONLI or its affiliates may advertise historical total returns of variable contract subaccounts based on the returns of the Fund's portfolios (adjusted for contract charges and expenses). These figures will be calculated according to standardized methods prescribed by the SEC. The Fund's total returns may be compared to returns on the Dow for comparable periods in such advertising. Historical returns are not predictive of future performance.

     ONLI or its affiliates may also advertise average annual total return or other performance data for the Fund in non-standard formats. Any such information will be accompanied by standardized performance data.

                   PURCHASE AND REDEMPTION OF FUND INTERESTS

     Fund interests are sold to ONLI's variable annuity separate accounts without a sales charge. They may be redeemed at their net asset value next computed after the Fund receives a purchase or redemption order. The value of Fund interests is based on the market value of the stocks and any other cash or securities owned by each portfolio. The net asset values of the Fund's interests are determined on each day on which an order for purchase or redemption of the Fund's interests are received and there is enough trading in portfolio securities that the current net asset value of its interests might be affected. The values are determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of that portfolio's securities plus any cash or other assets, less the portfolio's liabilities, by the number of portfolio interests outstanding. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market in which the security is principally traded, that security may be valued by another method that the Board of Managers believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. The effect of using alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the Board believes reflects their fair value. This is intended to assure that a portfolio's net asset value fairly reflects security values as of the time of pricing.

FREQUENT PURCHASES AND REDEMPTION OF FUND INTERESTS


     The Fund and ONLI discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios' operating expenses. In addition, excessive trading can lower overall portfolio performance for long


Form 8520D-5
term investors, prevent portfolio managers from taking timely advantage of investment opportunities, and create liquidity risks for the portfolios. The portfolios are not designed to accommodate excessive trading practices. The Fund and ONLI reserve the right, in their sole discretion, to restrict, reject or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing. The Fund's Board of Managers has adopted these policies and procedures with respect to frequent purchases and redemptions.



     The first time the contract owner is determined to have traded excessively, ONLI will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.


     Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.


     Upon the third instance of excessive trading, ONLI will only permit transfer of contract values into the money market portfolio and all transfer privileges will be suspended. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge.


     ONLI may, in its sole discretion take any contract off of the list of monitored contracts, or restore suspended transfer privileges if they determine that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING WILL BE APPLIED TO ALL CONTRACT OWNERS UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

     Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

     - The number of transfers made in a defined period;

     - The dollar amount of the transfer;

     - The total assets of the portfolios involved in the transfer;

     - The investment objectives of the particular portfolios involved in the transfers; and/or

     - Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies

     The various contracts issued by ONLI provide a transfer privilege among all of the products' investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.


     Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if ONLI or the Fund, believes that an intermediary associated with the contract owner's account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.



     Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or ONLI will be able to identify such contract owners or curtail their trading practices. However, the Fund does not accommodate any frequent purchase or redemption requests. The ability of ONLI and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from


Form 8520D-5
omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual's excessive trading practices through these omnibus accounts. If we are unable to detect those policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.


     We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by ONLI or the Fund.

                        FUND DIVIDENDS AND DISTRIBUTIONS

     Dividends representing net investment income are normally distributed quarterly. Any net realized capital gains are normally distributed annually. However, the Board may declare dividends more often. Dividends and distributions are automatically reinvested in additional interests in the respective portfolios at net asset value without a sales charge.

                                     TAXES

     The Fund is a limited liability company with all of its interests owned by a single entity (ONLI). Accordingly, the Fund is taxed as part of the operations of ONLI and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract.

              FINANCIAL HIGHLIGHTS OF DOW TARGET VARIABLE FUND LLC


     The financial highlights tables are intended to help you understand the portfolios' financial performance for the periods shown. Certain information reflects financial results for a single Fund interest. The total returns in the tables reflect the rates an investment in each portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information has been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund's audited financial statements included in the Fund's Annual Report to members and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.


Form 8520D-5

THE DOW(SM) TARGET VARIABLE FUND LLC

 FINANCIAL HIGHLIGHTS


                                       DOW 10 -- FIRST QUARTER                                DOW 10 -- SECOND QUARTER
                         ----------------------------------------------------   ----------------------------------------------------
                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                         --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Per membership interest
  data:
Net asset value,
  beginning of year....   $ 9.96     $ 8.18    $  9.47     $ 9.98     $10.03     $10.89     $ 8.70     $ 9.72     $10.11     $10.03
                          ------     ------    -------     ------     ------     ------     ------     ------     ------     ------
Income (loss) from
  operations:
 Net investment
  income...............     0.32       0.25(a)    0.19       0.16       0.19       0.31       0.26(a)    0.13       0.17       0.18
 Net realized &
  unrealized gains
  (losses) on
  investments..........       --       1.77      (1.21)     (0.51)     (0.05)     (0.10)      2.17      (0.76)     (0.38)      0.08
                          ------     ------    -------     ------     ------     ------     ------     ------     ------     ------
      Total income
        (loss) from
        operations.....     0.32       2.02      (1.02)     (0.35)      0.14       0.21       2.43      (0.63)     (0.21)      0.26
                          ------     ------    -------     ------     ------     ------     ------     ------     ------     ------
Distributions:
 Distributions from net
  investment income....       --      (0.24)     (0.27)     (0.16)     (0.19)        --      (0.24)     (0.39)     (0.18)     (0.18)
                          ------     ------    -------     ------     ------     ------     ------     ------     ------     ------
Net asset value, end of
  year.................   $10.28     $ 9.96    $  8.18     $ 9.47     $ 9.98     $11.10     $10.89     $ 8.70     $ 9.72     $10.11
                          ======     ======    =======     ======     ======     ======     ======     ======     ======     ======
Total return...........     3.21%     25.24%    (10.75)%    (3.52)%     1.79%      1.93%     28.36%     (6.61)%    (2.10)%     2.54%
Ratios and supplemental
  data:
Net assets at end of
  year (millions)......   $  2.9     $  2.8    $   0.4     $  0.5     $  0.6     $  3.2     $  3.4     $  0.7     $  1.3     $  1.4
Ratio to average net
  assets:
 Ratio net of expenses
  voluntarily reduced
  or reimbursed by
  advisor:
  Expenses.............     0.84%      1.10%      1.54%      1.60%      1.31%      0.91%      1.14%      1.43%      1.50%      1.34%
  Net investment
   income..............     3.05%      2.91%      2.08%      1.59%      2.07%      2.79%      2.71%      2.13%      1.63%      2.01%
 Ratios assuming no
  expenses voluntarily
  reduced or reimbursed
  by advisor:
  Expenses.............     0.84%      1.16%      1.86%      2.27%      1.81%      0.92%      1.14%      1.50%      1.68%      1.36%
 Portfolio turnover
  rate.................       56%        16%        30%        35%       274%        47%        23%        33%        25%        62%


---------------

(a) Calculated using the average daily shares method.

                                                                     (continued)

Form 8520D-5

THE DOW(SM) TARGET VARIABLE FUND LLC

                                       DOW 10 -- THIRD QUARTER                                DOW 10 -- FOURTH QUARTER
                         ----------------------------------------------------   ----------------------------------------------------
                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                         --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Per membership interest
  data:
Net asset value,
  beginning of year....   $9.28      $ 7.66     $ 8.59     $ 9.04     $ 8.82     $10.54     $ 8.73     $ 9.50     $ 9.80     $ 9.20
                          -----      ------     ------     ------     ------     ------     ------     ------     ------     ------
Income (loss) from
  operations:
 Net investment
  income...............    0.24        0.23       0.17       0.14       0.15       0.30       0.25       0.19       0.14       0.18
 Net realized &
  unrealized gains
  (losses) on
  investments..........    0.07        1.61      (0.90)     (0.45)      0.22      (0.18)      1.79      (0.73)     (0.30)      0.60
                          -----      ------     ------     ------     ------     ------     ------     ------     ------     ------
      Total income
        (loss) from
        operations.....    0.31        1.84      (0.73)     (0.31)      0.37       0.12       2.04      (0.54)     (0.16)      0.78
                          -----      ------     ------     ------     ------     ------     ------     ------     ------     ------
Distributions:
 Distributions from net
  investment income....      --       (0.22)     (0.20)     (0.14)     (0.15)        --      (0.23)     (0.23)     (0.14)     (0.18)
                          -----      ------     ------     ------     ------     ------     ------     ------     ------     ------
Net asset value, end of
  year.................   $9.59      $ 9.28     $ 7.66     $ 8.59     $ 9.04     $10.66     $10.54     $ 8.73     $ 9.50     $ 9.80
                          =====      ======     ======     ======     ======     ======     ======     ======     ======     ======
Total return...........    3.34%      24.46%     (8.52)%    (3.38)%     4.34%      1.14%     23.81%     (5.68)%    (1.59)%     9.12%
Ratios and supplemental
  data:
Net assets at end of
  year (millions)......   $ 3.3      $  3.2     $  1.0     $  1.1     $  1.2     $  2.2     $  2.6     $  0.6     $  0.7     $  0.9
Ratio to average net
  assets:
 Ratio net of expenses
  voluntarily reduced
  or reimbursed by
  advisor:
  Expenses.............    0.93%       1.14%      1.44%      1.52%      1.46%      0.92%      1.32%      1.52%      1.57%      1.27%
  Net investment
   income..............    2.73%       2.87%      2.16%      1.54%      1.77%      2.89%      2.63%      1.95%      1.41%      2.07%
 Ratios assuming no
  expenses voluntarily
  reduced or reimbursed
  by advisor:
  Expenses.............    0.94%       1.14%      1.44%      1.76%      1.46%      0.92%      1.33%      1.66%      2.09%      1.50%
 Portfolio turnover
  rate.................      56%         37%        37%        47%        54%        40%        59%        40%        34%        43%


                                                                     (continued)

Form 8520D-5

THE DOW(SM) TARGET VARIABLE FUND LLC

                                       DOW 5 -- FIRST QUARTER                             DOW 5 -- SECOND QUARTER
                       -------------------------------------------------------   -----------------------------------------
                        YEAR       YEAR       YEAR       YEAR        FROM         YEAR       YEAR       YEAR       YEAR
                        ENDED      ENDED      ENDED      ENDED     1/3/00(C)      ENDED      ENDED      ENDED      ENDED
                       12/31/04   12/31/03   12/31/02   12/31/01   TO 12/31/00   12/31/04   12/31/03   12/31/02   12/31/01
                       --------   --------   --------   --------   -----------   --------   --------   --------   --------
Per membership
  interest data:
Net asset value,
  beginning of year
  or period..........   $ 9.45     $ 8.51    $ 10.07     $10.98      $10.00       $ 9.03     $ 7.48     $ 8.55    $ 12.21
                        ------     ------    -------     ------      ------       ------     ------     ------    -------
Income (loss) from
  operations:
 Net investment
  income.............     0.27       0.20(d)    0.17       0.21        0.30         0.23       0.18(d)    0.19       0.20
 Net realized &
  unrealized gains
  (losses) on
  investments........     0.74       1.44      (1.45)     (0.55)       0.98         0.76       1.54      (1.01)     (1.46)
                        ------     ------    -------     ------      ------       ------     ------     ------    -------
      Total income
        (loss) from
        operations...     1.01       1.64      (1.28)     (0.34)       1.28         0.99       1.72      (0.82)     (1.26)
                        ------     ------    -------     ------      ------       ------     ------     ------    -------
Distributions:
 Distributions from
  net investment
  income.............       --      (0.20)     (0.28)     (0.21)      (0.30)          --      (0.17)     (0.25)     (0.20)
 Distributions of net
  realized capital
  gains..............       --      (0.50)        --      (0.36)         --           --         --         --      (2.20)
                        ------     ------    -------     ------      ------       ------     ------     ------    -------
      Total
      distributions..       --      (0.70)     (0.28)     (0.57)      (0.30)          --      (0.17)     (0.25)     (2.40)
                        ------     ------    -------     ------      ------       ------     ------     ------    -------
Net asset value, end
  of year or period..   $10.46     $ 9.45    $  8.51     $10.07      $10.98       $10.02     $ 9.03     $ 7.48    $  8.55
                        ======     ======    =======     ======      ======       ======     ======     ======    =======
Total return.........    10.69%     19.55%    (12.60)%    (3.30)%     13.17%(b)    10.96%     23.25%     (9.53)%   (10.64)%
Ratios and
  supplemental data:
Net assets at end of
  year or period
  (millions).........   $  1.1     $  1.0    $   0.2     $  0.3      $  0.3       $  1.0     $  0.8     $  0.2    $   0.2
Ratio to average net
  assets:
 Ratio net of
  expenses
  voluntarily reduced
  or reimbursed by
  advisor:
  Expenses...........     1.07%      1.48%      1.60%      1.60%       0.77%(a)     1.05%      1.52%      1.60%      1.60%
  Net investment
   income............     2.70%      2.20%      1.94%      1.82%       3.32%(a)     2.55%      2.22%      2.36%      1.66%
 Ratios assuming no
  expenses
  voluntarily reduced
  or reimbursed by
  advisor:
  Expenses...........     1.07%      1.72%      2.44%      3.43%       2.40%(a)     1.06%      1.92%      3.05%      4.00%
 Portfolio turnover
  rate...............       35%        31%        66%        36%          5%          51%        28%        10%        62%


                       -----------
                         FROM
                       4/3/00(C)
                       TO 12/31/00
                       -----------
Per membership
  interest data:
Net asset value,
  beginning of year
  or period..........    $10.00
                         ------
Income (loss) from
  operations:
 Net investment
  income.............      0.21
 Net realized &
  unrealized gains
  (losses) on
  investments........      2.21
                         ------
      Total income
        (loss) from
        operations...      2.42
                         ------
Distributions:
 Distributions from
  net investment
  income.............     (0.21)
 Distributions of net
  realized capital
  gains..............        --
                         ------
      Total
      distributions..     (0.21)
                         ------
Net asset value, end
  of year or period..    $12.21
                         ======
Total return.........     24.51%(b)
Ratios and
  supplemental data:
Net assets at end of
  year or period
  (millions).........    $  0.2
Ratio to average net
  assets:
 Ratio net of
  expenses
  voluntarily reduced
  or reimbursed by
  advisor:
  Expenses...........      0.97%(a)
  Net investment
   income............      2.03%(a)
 Ratios assuming no
  expenses
  voluntarily reduced
  or reimbursed by
  advisor:
  Expenses...........      2.05%(a)
 Portfolio turnover
  rate...............        17%


---------------


(a) Annualized.



(b) Not annualized.



(c) Represents date of commencement of operations.


(d) Calculated using the average daily shares method.
                                                                     (continued)

Form 8520D-5

THE DOW(SM) TARGET VARIABLE FUND LLC

                                          DOW 5 -- THIRD QUARTER
                          -------------------------------------------------------
                            YEAR       YEAR       YEAR       YEAR        FROM
                           ENDED      ENDED      ENDED      ENDED      7/3/00(c)
                          12/31/04   12/31/03   12/31/02   12/31/01   TO 12/31/00
                          --------   --------   --------   --------   -----------
Per membership interest
  data:
Net asset value,
  beginning of year or
  period................   $ 9.28     $ 8.44    $  9.70     $11.69      $10.00
                           ------     ------    -------     ------      ------
Income (loss) from
  operations:
 Net investment
  income................     0.26       0.22       0.21       0.18        0.12
 Net realized &
  unrealized gains
  (losses) on
  investments...........     0.47       1.02      (1.25)     (0.78)       1.69
                           ------     ------    -------     ------      ------
      Total income
        (loss) from
        operations......     0.73       1.24      (1.04)     (0.60)       1.81
                           ------     ------    -------     ------      ------
Distributions:
 Distributions from net
  investment income.....       --      (0.23)     (0.22)     (0.18)      (0.12)
 Distributions of net
  realized capital
  gains.................       --      (0.17)        --      (1.21)         --
                           ------     ------    -------     ------      ------
      Total
        distributions...       --      (0.40)     (0.22)     (1.39)      (0.12)
                           ------     ------    -------     ------      ------
Net asset value, end of
  year or period........   $10.01     $ 9.28    $  8.44     $ 9.70      $11.69
                           ======     ======    =======     ======      ======
Total return............     7.87%     14.88%    (10.79)%    (5.30)%     18.24%(b)
Ratios and supplemental
  data:
Net assets at end of
  year or period
  (millions)............   $  1.0     $  1.0    $   0.3     $  0.2      $  0.2
Ratio to average net
  assets:
 Ratio net of expenses
  voluntarily reduced or
  reimbursed by advisor:
  Expenses..............     1.02%      1.50%      1.55%      1.60%       0.80%(a)
  Net Investment
   Income...............     2.67%      2.69%      2.39%      1.53%       1.16%(a)
 Ratios assuming no
  expenses voluntarily
  reduced or reimbursed
  by advisor:
  Expenses..............     1.02%      1.75%      2.36%      4.40%       2.01%(a)
 Portfolio turnover
  rate..................       92%        86%       105%        55%          0%

                                        DOW 5 -- FOURTH QUARTER
                          ----------------------------------------------------
                            YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED
                          12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                          --------   --------   --------   --------   --------
Per membership interest
  data:
Net asset value,
  beginning of year or
  period................   $ 9.76     $ 8.38     $ 9.14     $ 8.99     $ 8.47
                           ------     ------     ------     ------     ------
Income (loss) from
  operations:
 Net investment
  income................     0.25       0.20(d)    0.19       0.13       0.20
 Net realized &
  unrealized gains
  (losses) on
  investments...........     0.39       1.41      (0.73)      0.15       0.52
                           ------     ------     ------     ------     ------
      Total income
        (loss) from
        operations......     0.64       1.61      (0.54)      0.28       0.72
                           ------     ------     ------     ------     ------
Distributions:
 Distributions from net
  investment income.....       --      (0.20)     (0.22)     (0.13)     (0.20)
 Distributions of net
  realized capital
  gains.................       --      (0.03)        --         --         --
                           ------     ------     ------     ------     ------
      Total
        distributions...       --      (0.23)     (0.22)     (0.13)     (0.20)
                           ------     ------     ------     ------     ------
Net asset value, end of
  year or period........   $10.40     $ 9.76     $ 8.38     $ 9.14     $ 8.99
                           ======     ======     ======     ======     ======
Total return............     6.56%     19.54%     (5.89)%     3.20%      9.07%
Ratios and supplemental
  data:
Net assets at end of
  year or period
  (millions)............   $  1.2     $  1.1     $  0.2     $  0.3     $  0.3
Ratio to average net
  assets:
 Ratio net of expenses
  voluntarily reduced or
  reimbursed by advisor:
  Expenses..............     1.04%      1.50%      1.60%      1.60%      1.28%
  Net Investment
   Income...............     2.53%      2.25%      1.97%      1.32%      2.58%
 Ratios assuming no
  expenses voluntarily
  reduced or reimbursed
  by advisor:
  Expenses..............     1.04%      1.87%      2.76%      3.26%      2.28%
 Portfolio turnover
  rate..................       70%        63%        45%        84%        69%


---------------


(a) Annualized.



(b) Not annualized.



(c) Represents date of commencement of operations.


(d) Calculated using the average daily shares method.



Form 8520D-5

                             ADDITIONAL INFORMATION

     Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information (SAI), dated May 1, 2005, which is incorporated herein by reference.

     In addition, information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

     The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 1-800-366-6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. You can review the SAI, annual and semi-annual reports and the current prospectus by logging onto our website at www.ohionational.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.

     The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The Commission maintains the EDGAR Database on its website (http://www.sec.gov) that contains the SAI, the reports and other information about the Fund. Information about the Fund (including the SAI) may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, D.C. 320549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act of 1940
Registration File No. 811-4320

Form 8520D-5

                      THE DOW(SM) TARGET VARIABLE FUND LLC

                                One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800)366-6654
                   Statement of Additional Information ("SAI")
                                  May 1, 2005


This SAI is not a prospectus. Please read it in conjunction with the prospectus for the Dow(sm) Target Variable Fund LLC (the "Fund") dated May 1, 2005. The financial statements in the Fund's Annual report to shareholders are incorporated by reference into this SAI. To get a free copy of the Fund's prospectus or Annual Report, write or call the Fund at the above address.


                                Table of Contents

The Fund.................................................................................................... Page 2

Investment Policies......................................................................................... Page 2
   Fundamental Policies..................................................................................... Page 3
   Repurchase Agreements.................................................................................... Page 3


Portfolio Holdings Disclosure Policy.........................................................................Page 4

Fund Management............................................................................................. Page 4

Manager Ownership in the Fund............................................................................... Page 5

Ownership of Securities of the Adviser and Related Companies.................................................Page 5

Committees of the Board..................................................................................... Page 5

Investment Advisory and Other Services...................................................................... Page 6

Code of Ethics.............................................................................................. Page 7

Portfolio Managers ..........................................................................................Page 7

Brokerage Allocation........................................................................................ Page 7

Purchase and Redemption of Fund Interests................................................................... Page 8

Proxy Voting Policies....................................................................................... Page 9
Taxation of the Fund........................................................................................ Page 9

Fund Performance............................................................................................ Page 9

Total Return.................................................................................................Page 10

Independent Registered Public Accounting Firm................................................................Page 11

Financial Statements.........................................................................................Page 11


     Dow Jones & Company, Inc. ("Dow Jones") does not guarantee the accuracy and/or the completeness of the Dow Jones Industrial Average(SM). Dow Jones shall have no liability for any errors, omission, or interruptions therein. Dow Jones makes no warranty, express or implied, as to results to be obtained by the Fund, ONLI, the Adviser, First Trust or variable annuity owners or any other person or entity from the use of the Dow Jones Industrial Average(SM). Dow Jones makes no express or implied warranties and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Dow Jones Industrial Average(SM). Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE FUND

The Fund is a non-diversified, open-end management investment company. It currently consists of 8 distinct portfolios, each corresponding to a calendar quarter.

The Fund was organized under Ohio law as a limited liability company in September, 1998. The Fund presently sells its interests only to separate accounts of The Ohio National Life Insurance Company ("ONLI") as a funding option to support certain benefits under variable annuity contracts issued by ONLI. In the future, Fund interests may be used for other purposes. However, without a change in applicable law, Fund interests will not be sold directly to the public.

The investment and reinvestment of Fund assets is overseen by the Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"). The principal business address of the Fund, ONLI and the Adviser is One Financial Way, Montgomery, Ohio 45242. The investment and reinvestment of Fund assets is managed by First Trust Advisors L.P. ("First Trust") First Trust's principal business address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.


INVESTMENT POLICIES

The prospectus describes the Fund's investment strategy and objectives. The Fund is non-diversified. Each Dow Target 10 portfolio will, at the beginning of that portfolio's annual term, strive to invest approximately 10% of its total net assets in each of the ten companies in the Dow Jones Industrial Average(sm) (the "Dow") having the highest dividend yields as of the close of business on the second to last business day before the portfolio's term begins. This is often called "the Dow 10" strategy. These ten companies are popularly known as the "Dogs of the Dow."

Each Dow Target 5 portfolio will, at the beginning of that portfolio's annual term, strive to invest approximately 20% of its total net assets in each of the five Dogs of the Dow companies having the lowest per-share stock prices as of the close of business on the second to last business day before the portfolio's term begins. This is often called the "Dow 5" strategy.

There can be no assurance that a portfolio will not invest more than 10% (in the case of a Dow Target 10 portfolio) or 20% (in the case of a Dow Target 5 portfolio) of its net assets in the stock or other securities of any single company. The Fund may, without limits as to percent of assets, purchase U.S. government securities or short-term debt securities (a) pending the orderly purchase of the 10 or 5 designated stocks or (b) for temporary defensive purposes.

Due to the investment strategy of the Fund, the rate of portfolio turnover for each portfolio may vary. Higher turnover rates are often reflected in higher brokerage expenses.

The following fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund (or of a particular portfolio, if appropriate). The Investment Company Act of 1940 defines a majority vote as the vote of the lesser of:

     - 67% of the Fund interests represented at a meeting at which more that 50% of the outstanding interests are represented or

     - more than 50% of the outstanding voting interests.

With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting interests of such portfolio vote for the approval of such matter, notwithstanding that:

     - such matter has not been approved by the holders of a majority of the outstanding voting interests of any other portfolio affected by such matter, and

     - such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.

Fundamental Policies:

1. The Fund may not issue senior securities.

2. The Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 5% of the value of a portfolio's assets. In the case of any borrowing, a portfolio may pledge, mortgage or hypothecate up to 5% of its assets.

3. The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933 when selling portfolio securities.

4. The Fund will not purchase or sell real estate or interests therein.

5. The Fund will not lend money or other assets to other persons in excess of 5% of a portfolio's total assets, except (a) by entering into repurchase agreements or the purchase of other assets consistent with the Fund's objectives or (b) by loaning portfolio securities if collateral values are continuously maintained at no less than 100% by daily marking to market.

Repurchase Agreements

Under a repurchase agreement, a portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The rate is effective for the period of time the portfolio is invested in the agreement and unrelated to the coupon rate on the purchased security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a portfolio invest in repurchase agreements for more than one year. These transactions afford an opportunity for a portfolio to earn a return on temporarily available cash. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with financial institutions believed by the Adviser to present minimal credit risks in accordance with criteria established by the Fund's Board. The Adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. The Fund will only enter into repurchase agreements pursuant to a master repurchase agreement that provides that all transactions be fully collateralized and that the collateral be in the actual or constructive possession of the Fund. The agreement must also provide that the Fund will always receive as collateral securities whose market value, including accrued interest, will be a least equal to 100% of the dollar amount invested by a portfolio in each agreement, and the portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.

PORTFOLIO HOLDINGS DISCLOSURE POLICY


It is the policy of the Fund to publicly disclose holdings of all the portfolios in accordance with regulatory requirements, such as in periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio holding information is provided to the Fund's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities such as, but not limited to, the Fund's custodian, fund accountants, investment adviser, sub-advisers, independent registered public accounting firm, attorneys, officers and directors of the Fund, and are all subject to duties of confidentiality, including a duty not to trade on nonpublic information, whether imposed by law or by contract.


Periodically, certain portfolio information such as top ten holdings, sector holdings and other portfolio characteristics data are publicly disclosed via the Fund's website or otherwise, typically 30 days after the quarter end.


There are numerous mutual fund evaluation services, such as Morningstar, that analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or to subscribers to their service. The Fund may distribute (or authorize a service provider to distribute) portfolio holdings to these services before public disclosure is required or authorized as detailed above. These service providers sign a written confidentiality agreement and do not distribute the portfolio holding or the results of their analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund or the Fund's underlying securities before the Fund's holdings information becomes public. Neither the Adviser, nor the sub-adviser nor any of their respective affiliates receive any compensation for disclosure of portfolio holdings.


The Board of Managers has approved this portfolio holdings disclosure policy and must approve an material change to the policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Fund's Chief Compliance Officer.

FUND MANAGEMENT

The Board of Managers oversees the management at the Fund. It reviews and approves various agreements between the Fund and third parties, including the Fund's Custodian and the Adviser and subadviser.

The Board of Managers and the officers of the Fund, together with a brief summary of their principal occupations during the past five years, are listed below:
DISINTERESTED MANAGERS


                                                                                                                         Number of
                                                         Manager or           Principal Occupation and other             Portfolios
Name and address     Age    Positions with the Fund      Officer Since      Directorates during past five years          in Complex
----------------     ---    -----------------------     -----------------   -----------------------------------          -----------

James E. Bushman      60    Manager, Member of Audit     March, 2000        Director, President and CEO:                      29
3040 Forrer Street          and Independent Directors                       Cast-Fab Technologies, Inc. (a
Cincinnati, Ohio            Committees                                      manufacturing company);
                                                                            Director: The Midland Company,
                                                                            ABX Air Inc., The Health
                                                                            Alliance of Greater
                                                                            Cincinnati, and The Elizabeth
                                                                            Gamble Deaconess Home
                                                                            Association; Commissioner:
                                                                            Hamilton County Park District.

Joseph A. Campanella  62    Manager, Member of Audit     May, 2002          Retired. Until 2001, was                          29
6179 Paderborne Drive       and Independent Directors                       Executive Vice President,
Hudson, Ohio                Committees                                      Community Banking Division,
                                                                            U.S. Bank; Director: Ohio
                                                                            Savings Bank, Ohio Savings
                                                                            Financial Corporation.

Ross Love             59    Manager, Member of Audit     October, 1999      Director, President and CEO:                      29
615 Windings Way            and Independent Directors                       Blue Chip Enterprises Ltd. (a
Cincinnati, Ohio            Committees                                      company with holdings in the
                                                                            automotive manufacturing,
                                                                            communications and medical
                                                                            equipment industries.)
                                                                            Director: Radio One Inc., CBS
                                                                            Technologies; Trustee:
                                                                            Syracuse University, Greater
                                                                            Cincinnati Chamber of
                                                                            Commerce; Chairman, Board of
                                                                            Trustees: United Way of
                                                                            Greater Cincinnati.

George M. Vredeveld   62     Manager, Chairman of        October, 1998      Alpaugh Professor of                              29
University of                Audit Committee and                            Economics, University of
Cincinnati                   Member of Independent                          Cincinnati; President:
P.O. Box 210223              Directors Committee                            National Association of
Cincinnati, Ohio                                                            Economic Educators, Economic
                                                                            Center for Education &
                                                                            Research; Director: Games Inc.

                                     Page 4


INTERESTED MANAGERS AND OFFICERS
                                                                                                                         Number of
                                                              Manager or      Principal Occupation during past           Portfolios
Name and address         Age     Positions with the Fund    Officer Since                  five years                    in Complex
----------------         ---     -----------------------    -------------     ---------------------------------          ----------
John J. Palmer*           66     President and Manager      October, 1998      Director and Vice Chairman                     29
One Financial Way                                                              ONLI; Director of the Adviser,
Montgomery, Ohio                                                               Director and CEO of NSLAC.

Thomas A. Barefield       52     Vice President             October, 1998      Senior Vice President, Institutional           29
One Financial Way                                                              Sales, ONLI; Prior to November,
Montgomery, Ohio                                                               1997, was Senior Vice President of
                                                                               Life Insurance Company of Virginia.

Christopher A. Carlson    46     Vice President             March, 2000        Senior Vice President and Chief                29
One Financial Way                                                              Investment Officer, ONLI; President
Montgomery, Ohio                                                               and Director of the Adviser.

Marc L. Collins           36     Secretary                  March, 2000        Second Vice President and Counsel              29
One Financial Way                                                              ONLI; Secretary of the
Montgomery, Ohio                                                               Adviser.

Dennis R. Taney           57     Chief Compliance           June, 2004         Second Vice President, Chief Compliance        29
One Financial Way                Officer                                       Officer; Prior to June 2004 Treasurer
Montgomery, Ohio                                                               of the Fund.

William C. Price          42     AML Principal              March, 2003        Vice President & Assistant General             29
One Financial Way                Compliance Officer                            Counsel, ONLI; prior to January 2001
Montgomery, Ohio                                                               was a partner and co-chairman of the
                                                                               litigation department of Wood & Lamping,
                                                                               attorneys at law.

Maureen K. Kiefer         36     Compliance Director        March, 2001        Prior to January 2001 was mutual fund          29
One Financial Way                and Assistant Treasurer                       assistant for the Adviser.
Montgomery, Ohio

Todd Brockman             36     Treasurer                  June, 2004         Assistant Vice President, Mutual Funds         29
One Financial Way                                                              Operations; Prior to June 2004 was an
Montgomery, Ohio                                                               Assurance Manager with Grant Thornton,
                                                                               a certified public accounting firm.

Mr. Palmer is an interested person of the Fund by virtue of his being a director of the Adviser and he is an officer and employee of the Adviser's parent.

All Managers and officers of the Fund hold similar positions as directors and/or officers with Ohio National Fund, Inc. ("ONF"), a diversified mutual fund sponsored by ONLI and managed by the Adviser.

MANAGER OWNERSHIP IN THE FUND

The following table shows the dollar range of the interests of the Fund beneficially owned by each Manager as of December 31, 2004:

Manager                   Dollar Range of Beneficial Ownership        Aggregate Dollar Amount of
                          of each Portfolio as of 12/31/2004*         all Fund Shares as of 12/31/04*
-------------------------------------------------------------------------------------------------------

Independent Managers
---------------------

Joseph Campanella                           None                                        None

James E. Bushman                            None                                        None

Ross Love                                   None                                        None

George Vredeveld                            None                                        None

Interested Manager
------------------

John Palmer                                 None                                        None


OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2004, no Independent Managers or any of his immediate family members owned, beneficially or of record, securities of the Adviser, First Trust, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, First Trust or the distributor.

COMMITTEES OF THE BOARD

The Board has no special nominating or compensation committees. These functions are the responsibility of the Board's Independent Directors Committee. The Independent Directors Committee meets periodically with their own independent legal counsel to review matters of Fund governance. They also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and meet at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly scheduled meetings in 2004. Three of the four members were present at all four meetings. Mr. Love was excused from one of the Independent Directors Committee meetings. In addition to their formal committee meetings, the Independent Directors, and their legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

The Independent managers also constitute the Board's Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund's independent auditors. The Board has ratified the written charter adopted by the Audit Committee on November 5, 2002 and amended on November 18, 2003. The Audit Committee meets at least twice a year with the independent auditors, to review the results of the auditing engagement and to discuss the independent auditors' audit plan for the next ensuing year-end audit of the Fund's financial reports. The Audit Committee met three times in 2004. Three of the four members attended those meetings. Mr. Campanella was excused from one of the Audit Committee meetings. The Audit Committee has elected Dr. Vredeveld as its Chairman. Messers. Bushman and Campanella have been designated by the Board as "Audit Committee financial experts."

Compensation of Board of Managers

Managers who are not affiliated with the Adviser, ONLI or First Trust were compensated as follows in 2004:


                                                Aggregate Compensation            Total Compensation From
Manager                                             From the Fund                        Fund Complex*
-------                                         ----------------------            -----------------------
James E. Bushman                                       $1,550                            $25,050
Joseph A. Campanella                                    1,500                             24,500
Ross Love                                               1,250                             19,750
George M. Vredeveld                                     1,550                             26,050



*The "Fund Complex" consists of the Fund and ONF.


Managers and officers of the Fund who are affiliated with the Adviser, ONLI or First Trust receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its Managers or officers.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to investment companies affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. ONLI only serves as an investment adviser to mutual funds, including the Dow Target Fund and Ohio National Fund. The Adviser uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund's Board recommendations with respect to an investment program consistent with the Fund's investment policies. The Adviser implements that program by placing orders for the purchase and sale of securities or by delegating that implementation to First Trust.

The Adviser's services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, The Adviser provides personnel, including executive officers for managing the day-to-day affairs of the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided under the custodian agreement with Star Bank and agreements with American Data Services), office space and other facilities and equipment. The Adviser also furnishes or pays for all information and services (other than legal counsel) required for the preparation and amendment of registration statements, prospectuses, SAIs, financial reports, and proxy solicitation material. The Fund pays organizational expenses incurred in its operations including, among others, local income, franchise, issuance or other taxes; certain printing costs, brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses related to registration of its interests and members' meetings.

As compensation for its services, the Adviser receives from the Fund monthly fees on the basis of the Fund's average daily net assets at the annual rate of 0.60% of each portfolio's net assets. These figures were derived by combining the values from the previously existing monthly portfolios into their respective monthly portfolios. For the last 3 fiscal years, the Adviser was paid the following amounts for its services to the Fund:

                                2004 $ 92,418.00
                                2003 $ 61,602.00
                                2002 $ 76,636.00

Prior to the merger of the portfolios from monthly to quarterly portfolios, the Adviser was paid an additional $14,207.71 in advisory fees related to the merged monthly portfolios. The above amounts only reflect the fees earned on the surviving portfolios.

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers, subject to the Board's approval. The Adviser has entered into a Sub-Advisory Agreement with First Trust to manage the investment and reinvestment of the Fund's assets, subject to the Adviser's supervision. The Adviser, ONLI and the Fund have also entered into a Sub-License Agreement with First Trust under the terms of which the Fund and ONLI are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones. As compensation for its services, First Trust receives from the Adviser monthly fees on the basis of the Fund's average daily net assets at the annual rate of 0.35% of each portfolio's net assets.

The Investment Advisory Agreement provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of such portfolio's average daily net asset value, the Adviser will pay such excess expenses. This provision was approved in the initial Advisory Agreement and is subject to annual renewal. During 2004, the Adviser reimbursed the Fund in the amounts indicated for excess expenses.

           Portfolio                               Amount
           ---------                               ------

           Dow Target 10 First Quarter              $106
           Dow Target 10 Second Quarter             $290
           Dow Target 10 Third Quarter              $293

           Dow Target 10 Fourth Quarter             $154

           Dow Target  5 First Quarter              $  0
           Dow Target  5 Second Quarter             $ 47
           Dow Target  5 Third Quarter              $  0
           Dow Target  5 Fourth Quarter             $ 66

Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Investment Advisory, Sub-Advisory and Service Agreements were approved by the Board of Managers on October 12, 1998 and by the members of the Fund on January 4, 1999.

These agreements will continue in force from year to year hereafter, if such continuance is specifically approved at least annually by a majority of the Fund's Managers who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board or by a majority of the outstanding voting securities of each portfolio voting separately.

The Fund's Board of Managers reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. This normally takes place at the Board's August meeting. In reviewing the agreements, the Board reviews information provided to them by the Adviser and First Trust before the meeting. The Board considers the nature and quality of services provided by the Adviser and First Trust, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser's income, expenses and profitability, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which portfolio securities are purchased and sold. The performance of each portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the managers request and receive information from the Adviser and First Trust relative to these factors. The Board also considers the Adviser's and First Trust's compliance with investment policies, regulatory requirements and ethical standards. The independent managers also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement is considered separately on its own merits.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by the Fund's Board or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreement may be terminated, without penalty, by the Adviser or by First Trust on 90 days' written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.

CODE OF ETHICS

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes restrict employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities that may be purchased or held by the Fund. Pursuant to the Sarbanes-Oxley Act of 2002, the Fund has also adopted a Code of Ethics for the Fund's President (the principal executive officer) and Treasurer (the principal financial and accounting officer) and a procedure for Fund personnel to report legal or ethical violations. In addition, the Fund Board has ratified and approved the Ohio National policy on conflicts of interest governing all officers and employees of Ohio National related entities, including all Fund personnel.

PORTFOLIO MANAGERS


INVESTMENT COMMITTEE

         The Investment Committee of First Trust is primarily responsible for the day-to-day management of the Fund's portfolios. There are currently five members of the Investment Committee, as follows:

                            POSITION         LENGTH OF SERVICE      PRINCIPAL OCCUPATION
NAME                    WITH FIRST TRUST     WITH FIRST TRUST      DURING PAST FIVE YEARS


Robert W. Bredemeier    Managing Director          13 years        Managing Director of
                                                                   First Trust and First
                                                                   Trust Portfolios L.P.

Robert F. Carey         Chief Investment           13 years        Chief Investment
                        Officer and Senior                         Officer and Senior
                        Vice President                             Vice President of First
                                                                   Trust; Senior Vice
                                                                   President of First Trust
                                                                   Portfolios L.P.

Jon C. Erickson         Senior Vice President      11 years        Senior Vice President
                                                                   of First Trust and First
                                                                   Trust Portfolios L.P.
                                                                   (August 2002 to present);
                                                                   Vice President of First
                                                                   Trust and First Trust
                                                                   Portfolios L.P. (March
                                                                   1994 to August 2002)

David G. McGarel       Senior Vice President       7 1/2 years     Senior Vice President
                                                                   of First Trust and First
                                                                   Trust Portfolios L.P.
                                                                   (August 2002 to present);
                                                                   Vice President of First
                                                                   Trust and First Trust
                                                                   Portfolios L.P. (August
                                                                   1997 to August 2002)

Roger F. Testin         Senior Vice President      3 1/2 years     Senior Vice President
                                                                   of First Trust and First
                                                                   Trust Portfolios L.P.
                                                                   (August 2001 to present);
                                                                   Analyst, Dolan Capital
                                                                   Management (1998-2001)

Robert Bredemeier: As Managing Director of First Trust, Mr. Bredemeier is Chairman of the Investment Committee and shall preside over Investment Committee meetings.

David McGarel: As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Jon Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Roger Testin: As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the funds' portfolios.

Robert Carey: As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

COMPENSATION

         The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as Fund performance or the value of assets included in the Fund's portfolios. In addition, Mr. Bredemeier, Mr. Carey, Mr. Erickson and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

         The Investment Committee manages the investment vehicles with the number of accounts and assets, as of December 31, 2004, set forth in the table below:

                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE
                            (AS OF DECEMBER 31, 2004)

  TYPE OF INVESTMENT VEHICLE            NUMBER OF ACCOUNTS    TOTAL ASSETS IN ACCOUNTS
Registered Investment Company                   22                $1,243,133,062

Other Pooled Investment Vehicles                 1                   $47,416,682

Other Accounts                                 840                  $154,573,076

         None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Fund's investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of the Fund and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the Investment Committee. None of the members of the Investment Committee own interests in the Fund.


BROKERAGE ALLOCATION

The Adviser or, subject to the Sub-Advisory Agreement, First Trust buys and sells the Dogs of the Dow stocks and makes other authorized investments for each portfolio. The Adviser and First Trust select the brokers and dealers to handle such transactions. It is the intention of the Adviser and of First Trust to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads.

In selecting brokers or dealers through whom to effect transactions, the Adviser and First Trust consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or First Trust may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or First Trust determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or First Trust, or of benefit to either's affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or First Trust. However, receipt of such services may tend to reduce the expenses of the Adviser or First Trust. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or First Trust and conversely, transaction costs paid by other clients of the Adviser or First Trust may generate information which is beneficial to the Fund.

Consistent with these policies, First Trust may, with the Board's approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with First Trust so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or First Trust may direct brokerage to a broker that also sells ONLI's products, either itself or through affiliates. The portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.

No company whose stock is held in any portfolio of the Fund, nor any affiliate thereof, will act as broker or dealer for any portfolio in the purchase or sale of any security for that portfolio.

First Trust manages other investment companies that use the Dow 10, Dow 5 and similar strategies. Accordingly, occasions will arise when securities held by one or more of those other investment companies, or that are being purchased or sold by one or more of those other investment companies, are also being purchased or sold by a portfolio of the Fund. It is the practice of First Trust and its affiliates to allocate purchases and sales in these circumstances, to the extent practicable and in a manner that First Trust deems equitable, to all accounts involved. When two or more investment accounts simultaneously engage in the purchase or sale of the same security, there could be a detrimental effect on the price or value of the security as to each account. However, in other cases, the ability of the Fund to participate in volume transactions with other investment companies managed by First Trust will produce better execution and prices for the Fund. The Fund's Board of Managers believes that such equitable allocation of purchases and sales generally contributes to better overall execution of the Fund's securities transactions.

Brokerage Commissions paid by the Fund were:

2004           $14,999
2003           $11,998
2002           $ 9,000


PURCHASE AND REDEMPTION OF FUND INTERESTS

Fund interests are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the interests redeemed. Payment for interests redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the interests is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Interests of one portfolio may be exchanged for interests of another portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund's interests is determined on each day on which an order for purchase or redemption of the Fund's interests is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its interests might be materially affected. Such determination is made as of 4 p.m. eastern time on each day that the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of interests outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. eastern time. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost.

The Board of Managers is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: FT Interactive Data, Reuters, Bloomberg, Standard and Poor's Securities Evaluations, Inc. and any brokers making a market in a particular security.

                              PROXY VOTING POLICIES

The Adviser votes proxies for securities owned by the Fund in accordance with policies and procedures established by the Board of Managers. Proxy votes are cast in favor of proposals that the Adviser believes will enhance the long-term value of the securities. Generally, this means voting for proposals that the Adviser believes will improve the management of the company, increase the rights or preferences of the voted securities, and/or increase the chance that a premium offer would be made for the company or for the voted securities. Whether the Adviser supports or opposes a proposal depends on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, the Adviser generally votes for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a "poison pill" or shareholder rights plan. The Adviser generally votes against the adoption of such a plan unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

On matters of capital structure, the Adviser generally votes against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters related to management compensation, the Adviser generally votes for stock incentive plans aligning the recipients' interests with the interests of shareholders without creating undue dilution, and against proposals permitting the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser generally votes proxies related to proposed mergers, capital reorganizations and similar transactions based upon its analysis of the proposed transaction. The Adviser votes proxies in contested elections of directors based upon its analysis of the opposing slates and their respective business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser votes on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general policy for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

The Adviser may not vote if it believes the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid until then), the Adviser may not vote proxies for such shares.

The Fund's Board has established a Proxy Committee in order to implement these policies and the Adviser's Proxy Voting Guidelines, also approved by the Board, and to determine how the Fund or its designated proxy voting agent should vote proxies with respect to issues not clearly addressed by those guidelines and policies. The Proxy Committee shall refer issues to the Board whenever the committee sees fit or when a majority of the committee is unable to resolve an issue.

The Board has authorized the Adviser to hire Investor Responsibility Research Center, Inc. ("IRRC") to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of the Proxy Voting Guidelines. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee, and IRRC may make any determinations required to implement the Proxy Voting Guidelines. Whenever the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC is required to provide the Proxy Committee with all information it has obtained regarding the proposal. The Proxy Committee then provides specific voting directions to IRRC.

To obtain information about how the Adviser voted with respect to a security held by the Fund, or a copy of the Fund's Proxy Voting Guidelines, send a written request to:

Todd Brockman, Treasurer
Ohio National Investments, Inc.
One Financial Way
Montgomery, Ohio 45242

You may also obtain this information by calling the Fund at 800-366-6654 or by logging on to the SEC's website at www.sec.gov.

TAXATION OF THE FUND

The Fund is not a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund nonetheless does not pay federal income tax on its interest, dividend income or capital gains. As a limited liability company whose interests are sold only to ONLI, the Fund is disregarded as an entity for purposes of federal income taxation. ONLI, through its variable annuity separate accounts, is treated as owning the assets of the portfolios directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Under current tax law, interest, dividend income and capital gains of the Fund are not taxable to the Fund, and are not currently taxable to ONLI or to contract owners, when left to accumulate within a variable annuity contract. Tax disclosure relating to the variable annuity contracts that offer the Fund as an investment alternative is contained in prospectuses for those contracts.

FUND PERFORMANCE

The Fund, or broker-dealers offering variable annuities in which the Fund is available, may distribute sales literature comparing the percentage change in net asset value per Fund interest for any of its portfolios against the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Consumer Price Index or other investment companies having investment strategies similar to the Fund. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund may also advertise the performance ratings or rankings assigned to its portfolios by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per Fund interest over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:
                                         n
                                   P(1+T) = ERV

     where:       P = a hypothetical initial payment of $1,000.
                  T = the average annual total return,
                  n = the number of years, and
                  ERV = the ending redeemable value of a hypothetical $1,000 beginning-of-period payment at the end of the period (or fractional portion thereof).

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



For the fiscal year ended December 31, 2004, KPMG LLP, independent registered public accounting firm with offices at 191 W. Nationwide Boulevard, Suite 500, Columbus, Ohio 43215, served as the independent registered public accounting firm for the Fund. KPMG LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Managers.


                              FINANCIAL STATEMENTS


The Fund's Annual Report to shareholders for the fiscal year ended December 31, 2004 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund's independent registered public accounting firm, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing.

                                     Part C


                               Other Information

PART C:  OTHER INFORMATION

Financial Statements

The following audited financial statements are incorporated by reference in Part B of this registration statement:


     Statements of Assets and Liabilities as of December 31, 2004



     Statements of Operations for the Year ended December 31, 2004



     Statements of Changes in Net Assets for the Years ended December 31, 2004 and 2003.



     Schedules of Investments at December 31, 2004



     Notes to Financial Statements for December 31, 2004


The following audited financial information is included in Part A of this registration statement:


     Financial Highlights (periods presented in the five year period ended December 31, 2004).



The following audited financial information is incorporated by reference in Part A of the Registration Statement: Notes to Financial Statements for December 31, 2004 - Financial Highlights Periods presented in the Five Year period ended December 31, 2004.


Written consents of the following persons:


     KPMG LLP





Exhibits:

All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

(a) Articles of Organization of the registrant were filed as Exhibit (a) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(b) By-laws of the registrant were filed as Exhibit (b) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(d) Investment Advisory Agreement between the registrant and Ohio National Investments, Inc. was filed as Exhibit (d) of the registrant's
         Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(d)(1) Sub-Advisory Agreement between Ohio National Investments, Inc. and First Trust Advisors L.P. was filed as Exhibit (d)(1) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(d)(1) Sub-Advisory Agreement, effective April 3, 2000, between Ohio National Investments, Inc. and First Trust Advisors L.P. was filed as
         Exhibit (d)(1) of the registrant's Form N-1A, post-effective amendment no. 2 on April 27, 2000.

(g) Custody Agreement between the registrant and Star Bank, NA was filed as Exhibit (g) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(h) Sublicense Agreement among the registrant, First Trust Advisors L.P. and Dow Jones & Company, Inc. was filed as Exhibit (h) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(h)(1) Fund Accounting Service Agreement between the registrant and Firstar Mutual Fund Services, LLC was filed as Exhibit (h)(1) of the registrant's Form N-1A, post-effective amendment no. 3 on April 26, 2001.

(h)(2) Transfer Agent Servicing Agreement between the registrant and Firstar Mutual Fund Services, LLC was filed as Exhibit (h)(2) of the registrant's Form N-1A, post-effective amendment no. 3 on April 26, 2001.

(h)(3) Master Repurchase Agreement between the registrant and Star Bank, NA was filed as Exhibit (h)(3) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(h)(4) Service Agreement among the registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company was filed as Exhibit
         (h)(4) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(h)(5) Joint Insured Agreement among the registrant, Ohio National Fund, Inc., ONE Fund, Inc. and Ohio National Investments, Inc. was filed as Exhibit
         (h)(5) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(i)      Opinion and consent of Ronald L. Benedict, Esq. was filed as Exhibit
         (i) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(l) Investment letter for the initial subscription of membership interests of the registrant was filed as Exhibit (l) of the registrant's Form N-1A, pre-effective amendment no. 1, on November 25, 1998.

(p)(1) The registrant's Code of Ethics was filed as Exhibit (p)(1) of the registrant's Form N-1A, post-effective amendment no. 2, on April 27, 2000.

(p)(2) First Trust Advisors, L.P. Code of Ethics, incorporated by reference into Registrant's Post-Effective Amendment No. 6 to Registrant's Registration Statement was previously filed with the Securities and Exchange Commission on April 17, 2000 under file numbers 333-79535 and 811-09369.

Persons Controlled by or Under Common Control with the Fund

The Registrant is an affiliate of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)                                     Jurisdiction                % Owned
The Ohio National Life Insurance Company                     Ohio                     100%

OnFlight, Inc.                                               Ohio                     100%
(aviation)

ON Global Holdings, Inc.                                     Delaware                 100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.                           Connecticut               51%
(investment adviser)

Suffolk Capital Management LLC                               Delaware                  81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation                     Ohio                     100%

Ohio National Equities, Inc.                                 Ohio                     100%
(securities broker dealer)

Ohio National Investments, Inc.                              Ohio                     100%
(investment adviser)

The O.N. Equity Sales Company                                Ohio                     100%
(securities broker dealer)

Enterprise Park, Inc.                                        Georgia                  100%
(real estate holding company)

Ohio National Fund, Inc.                                     Maryland      (more than) 90%
(registered investment company

Dow Target Variable Fund LLC                                 Ohio                     100%
(registered investment company)

SMON Holdings, Inc.                                          Delaware                  51%
(insurance holding company)


The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company                           Ohio                     100%
(investment adviser)




Ohio National Insurance Agency of Alabama, Inc.              Alabama                  100%

Ohio National Insurance Agency of Massachusetts, Inc.        Massachusetts            100%

Ohio National Insurance Agency of North Carolina, Inc.       North Carolina           100%

Ohio National Insurance Agency Inc.                          Ohio                     100%

ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

SMON Holdings, Inc. owns 100% of the voting securities of National Security Life and Annuity Company, a life insurance company organized under the laws of New York.


Indemnification

Under the terms of the Operating Agreement, no Manager or officer of the registrant is liable, responsible or accountable in damages or otherwise to the registrant or its members for any action taken on behalf of the registrant within the scope of the authority of the Board of Managers or such officer, or reasonably believed by such person to be within the scope of his or her authority, or for any omission, unless such act or omission was performed or omitted fraudulently or in bad faith or constituted gross negligence, or wanton and willful misconduct. The registrant has agreed, under the terms of its Operating Agreement, to reimburse, indemnify, defend and hold harmless each Manager and officer from and against any loss, expense, damage or injury suffered or sustained by the registrant or its members by reason of any acts or omissions arising out of such person's activities on behalf of the registrant, including, without limitation, any judgment, award, settlement, reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, but excluding loss, expense, damage or injury caused or resulting from any acts or omissions performed or omitted fraudulently or in bad faith or which constitute gross negligence or wanton and willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to managers, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a manager, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such manager, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Business and Other Connections of the Investment Adviser and Subadviser

Information related to the registrant's investment adviser (Ohio National Investments, Inc.) and the subadviser (First Trust Advisors L.P.) is contained in the registration statement currently on file with the Commission for each entity on Form ADV and is incorporated herein by reference. The file numbers of those registrations are:

     Ohio National Investments, Inc.         File No. 801-51396
     First Trust Advisors L.P.               File No. 801-39950

Principal Underwriters

None

Location of Accounts and Records

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a)      Journals and other records of original entry:


                  U.S. Bank, N.A.
                  425 Walnut Street
                  Cincinnati, Ohio 45202


                  U.S. Bancorp Fund Services, LLC
                  615 East Michigan Street
                  Milwaukee, Wisconsin

(b)      General and auxiliary ledgers:

                  U.S. Bancorp Fund Services, LLC

(c)      Securities records for portfolio securities:

                  U.S. Bancorp Fund Services, LLC

(d) Corporate charter (Articles of Organization), Operating Agreement and Minute Books:

                  Marcus L. Collins, Secretary
                  Dow Target Variable Fund LLC
                  One Financial Way
                  Montgomery, Ohio 45242

(e)      Records of brokerage orders:

                  The Adviser

(f)      Records of other portfolio transactions:

                  The Adviser

(g)      Records of options:

                  The Adviser

(h)     Records of trial balances:

                  U.S. Bancorp Fund Services, LLC and the Adviser

(i)     Quarterly records of allocation of brokerage orders and commissions:

                  The Adviser

(j)     Records identifying persons or group authorizing portfolio transactions:

                  The Adviser

(k)     Files of advisory materials

                  The Adviser


Management Services

Not applicable


Undertakings

Not applicable

Signatures


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montgomery and State of Ohio on the 26th day of April, 2005.



                                                   DOW TARGET VARIABLE FUND LLC

                                                   By /s/ JOHN J. PALMER
                                                      -------------------------
                                                      John J. Palmer, President


Attest  /s/ MARCUS L. COLLINS
        -----------------------------
        Marcus L. Collins, Secretary


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.



         Signature                            Title                             Date
         ---------                            -----                             ----
         /s/ JOHN J. PALMER                   President and Manager             April 26, 2005
         ------------------                   (Principal Executive Officer)
         John J. Palmer

         /s/ TODD BROCKMAN                    Treasurer (Principal Financial    April 26, 2005
         -------------------                  and Accounting Officer)
         Todd Brockman

         /s/ JAMES E. BUSHMAN                 Manager                           April 26, 2005
         -----------------------
         James E. Bushman

         /s/ JOSEPH A. CAMPANELLA             Manager                           April 26, 2005
         ------------------------
         Joseph A. Campanella

         /s/ ROSS LOVE                        Manager                           April 26, 2005
         -------------
         Ross Love

         /s/ GEORGE M. VREDEVELD              Manager                           April 26, 2005
         -----------------------
         George M. Vredeveld

Exhibit Index

Exhibit           Description
-------           -----------
                  Consent of KPMG LLP

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers of
Dow(SM) Target Variable Fund LLC:


We consent to the use of our report for the Dow(SM) Target Variable Fund LLC dated February 17, 2005, incorporated by reference herein, and to the reference to our firm under the headings "Financial Highlights of Dow Target Variable Fund LLC" in the Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information.


/s/ KPMG LLP

Columbus, Ohio
April 26, 2005